Putnam
Managed
Municipal
Income Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Tax-conscious shareholders of Putnam Managed Municipal Income Trust were among the beneficiaries of the flight by equity investors to the relative safety of fixed-income securities over the past year. The positive effects of this shift, as well as other factors favoring the tax-exempt bond market, are reflected in your fund's results for the semiannual period ended April 30, 2001.

The municipal bond markets also benefited from the Federal Reserve Board's sharp and steady reduction of interest rates in recent months. In the following report, Fund Manager Richard Wyke also points out that supply of tax-exempt securities has managed to keep up with the rise in demand generated by the renewal of investor interest.

In his report, Rick provides a detailed review of the investment strategy and changes in the portfolio during the period and offers his view of prospects as the fund makes its way through the second half of fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

With investors looking for greater diversification and less volatile returns, municipal bonds have enjoyed renewed popularity. The combination of increased demand and falling interest rates sparked a bond market rally this year and pushed the prices of municipal bonds in your portfolio higher through the end of April. Although your fund benefited from the rally, a strategy designed to limit volatility also limited returns on the upside, while risk-averse investors drove the fund's market price lower.

Total return for 6 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                3.36%             -8.72%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 6.

* AGGRESSIVE FED EASING BOOSTS INVESTOR SPIRIT

A major factor contributing to the strong performance of municipal bonds this year was the almost unprecedented sharpness of the Federal Reserve Board's monetary easing. In the first four months of 2001, the Fed made four interest-rate cuts totaling 2.0%. Two of the cuts occurred outside the Fed's normal meeting schedule, which is significant as it showed the determination of the central bank to keep the economy from entering into a recession. The Fed's actions helped spur the bond market's rally and caused significant steepening in the yield curve.

The steepening of the municipal bond yield curve was a positive event for your fund's leveraging strategy. Leveraging involves issuing preferred shares that pay dividends at prevailing short-term rates and then selling these shares to corporate and institutional investors. The resulting proceeds are then invested in longer-term bonds with higher yields to augment the flow of income to holders of the fund's common shares. The difference between the dividends paid to the holders of the preferred shares and the income earned by the fund from its longer-term investments increased significantly when short-term interest rates fell following the Fed's easing.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals                  27.3%

Transportation             23.7%

Utilities                  17.7%

Housing                     6.1%

Oil and gas                 3.9%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


While leveraging is a powerful tool for enhancing the fund's dividend, it does reduce the fund's sensitivity to interest-rate movements. A shorter duration also limits the fund's upside total return potential in rallying markets, as it did this spring. On the positive side, this means that the fund's net asset value will fluctuate less dramatically than some other municipal bond funds, which will protect its value in declining markets.

* HIGH-YIELD STRATEGY PAYS OFF

The high-yield sector within the municipal market did not fare well for much of last year, but our decision to actively seek out lower-credit municipal bonds was part of a longer-term strategy we believed would eventually benefit the fund. Beginning in December 2000 and continuing through April 2001, our patience was rewarded, as higher-yielding municipals performed particularly well amid a general bond market rally. While the strength of the higher-yield sector's rally has been impressive this year, we still believe this may be only the early stage of a longer-term upward cycle.

In hindsight, the timing of the rally in high-yield bonds was fortuitous. Some of the fund's high-yielding bonds that were issued in 1990 and 1991 were called in on their 10-year anniversaries, a common occurrence when interest rates are falling. While these distributions forced us to reinvest assets at lower rates, the timing afforded us an opportunity to pick up bonds with strong appreciation potential at very reasonable prices. Among the bonds we bought during this period were Las Vegas Monorail and the Gilroy California Gardens Project. While these holdings, like all holdings of the fund, were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 41.3%

AA/Aa -- 2.1%

A -- 11.4%

BBB/Baa -- 23.7%

BB/Ba -- 12.5%

B and under -- 7.6%

Other -- 1.4%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* TWO PATHS OF DEREGULATION

An industry undergoing deregulation creates many investment opportunities. However, such a pervasive event can dramatically alter the landscape, and it falls to scrupulous research to determine the impact of such a far-reaching event upon companies and consumers alike. The airline and utility sectors are examples of two industries experiencing very different paths of deregulation.

Deregulation of the airline industry has been quite successful. Consumers have seen the cost of airline travel decline and the number of flights increase. The resulting explosion in passenger travel has been a boon for airline profitability. Until the recent slowdown, the booming U.S. economy helped the sector post several years of record profits. Today, the industry remains relatively attractive, but we became a bit more cautious during the period, given the recent surge in jet fuel prices and the decline in passenger demand -- particularly from the business community. Our strategy was to favor the stronger airlines, such as Continental Airlines, which just posted its 24th consecutive quarter of profitability.

While the proverbial dust in the airline industry has settled, the outlook for the utilities sector is still cloudy as it enters a less regulated phase. California's power crisis has brought the state of the nation's utility industry into sharp focus. In fact, California's recent hardship is prompting a new assessment of deregulation efforts across the nation, with many states substantially extending deadlines. The fund did not own any of the California utilities in question during the period. Instead, we favored utilities outside of California with plenty of power generation capabilities. We expect the fund's investments in utilities with surplus power, such as North Carolina Eastern Utility, will benefit from their ability to sell excess capacity to plants in high-growth areas facing excess demand.

Fortunately, we'd been reducing the fund's exposure to California bonds in advance of the power crisis, when we began to see signs of strain in the power supply and municipal bond prices had become too expensive. We will monitor the fallout from the California utility situation closely, as it has implications for the state's fiscal viability as well as the financial markets connected with these industries. Standard & Poor's recently put the state on a negative credit watch, which typically presages a credit rating downgrade.

* FAVORABLE ENVIRONMENT SHOULD CONTINUE

Our view of the economy for the next several months is that it will be weak, but not in recession, growing at a 2% to 3% pace over the next three calendar quarters. The composition of this growth will be slightly stronger in the second quarter and slightly weaker in the third and fourth quarters. We are also not expecting any significant increases in inflation. We believe this slow to moderate growth with continued low inflation will provide a favorable backdrop for the municipal bond holdings in your fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of April 30, 2001, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                        Lehman Bros.
                              Market      Municipal      Consumer
                     NAV      price      Bond Index     price index
-------------------------------------------------------------------------------
6 months            3.36%    -8.72%         4.41%          1.67%
-------------------------------------------------------------------------------
1 year              7.57     -3.52         10.38           3.21
-------------------------------------------------------------------------------
5 years            25.31     17.31         36.35          13.19
Annual average      4.62      3.24          6.40           2.51
-------------------------------------------------------------------------------
10 years           99.45     90.54         97.88          30.77
Annual average      7.15      6.66          7.06           2.72
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 2/24/89)      7.21      6.64          7.52           3.12
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                             6
-------------------------------------------------------------------------------
Income 1                                        $0.301
-------------------------------------------------------------------------------
Capital gains 1                                   --
-------------------------------------------------------------------------------
  Total                                         $0.301
-------------------------------------------------------------------------------
Preferred shares               Series A       Series B       Series C
                            (550 shares)    (550 shares)   (650 shares)
-------------------------------------------------------------------------------
Income 1                     $2,196.27       $1,897.85      $1,971.34
-------------------------------------------------------------------------------
Capital gains 1                 --              --             --
-------------------------------------------------------------------------------
  Total                      $2,196.27       $1,897.85      $1,971.34
-------------------------------------------------------------------------------
Share value: (common shares)    NAV       Market price
-------------------------------------------------------------------------------
10/31/00                      $8.44         $9.625
-------------------------------------------------------------------------------
4/30/01                        8.43          8.490
-------------------------------------------------------------------------------
Current dividend rate 2        6.76%          6.71%
-------------------------------------------------------------------------------
Taxable equivalent 3          11.19          11.11
-------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                                 NAV           Market price
-------------------------------------------------------------------------------
6 months                                        5.71%             -3.82%
-------------------------------------------------------------------------------
1 year                                          8.23              -2.33
-------------------------------------------------------------------------------
5 years                                        26.49              15.74
Annual average                                  4.81               2.97
-------------------------------------------------------------------------------
10 years                                      104.61              92.83
Annual average                                  7.42               6.79
-------------------------------------------------------------------------------
Annual average
(life of fund, since 2/24/89)                   7.38               6.61
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
PSFG                -- Permanent School Fund Guaranteed
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.6%)
-------------------------------------------------------------------------------------------------------------------
$         4,000,000 Baldwin Cnty., Eastern Shore Healthcare Auth.
                    Rev. Bonds (Thomas Hosp.), 6 3/4s, 4/1/21                             BBB-        $   3,845,000
                    Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt. Wts.),
                    Ser. A, FGIC
         10,000,000 5s, 2/1/41                                                            Aaa             9,050,000
          2,400,000 5s, 2/1/33                                                            Aaa             2,211,000
                                                                                                      -------------
                                                                                                         15,106,000

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             2,087,280

Arizona (2.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (Tuscon Elec. Pwr. Co.), Ser. B,
                    5 7/8s, 3/1/33                                                        Ba3             4,525,000
          4,000,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                    10/1/32                                                               Ba3             4,075,000
          5,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               B3              4,475,000
                                                                                                      -------------
                                                                                                         13,075,000

Arkansas (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,657,500
          3,150,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 4.29s, 11/1/10                                 A-1+            3,150,000
          6,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            6,435,000
                                                                                                      -------------
                                                                                                         14,242,500

California (6.4%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 CA Hlth. Fac. Auth. IFB (Catholic Healthcare West.),
                    AMBAC, 6.706s, 7/1/17                                                 Aaa             6,790,000
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             2,700,000
                    Corona, COP
          2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                    (In default) (NON)                                                    D/P             1,026,750
          5,000,000 (Hosp. Syst., Inc.), Ser. C, 8 3/8s, 7/1/11
                    (In default) (NON)                                                    D/P             1,850,000
          2,000,000 Gilroy, Project Rev. Bonds (Bonfante Gardens
                    Park), 8s, 11/1/25                                                    B/P             1,852,500
          3,500,000 San Bernardino Cnty., IF COP (PA-100-Med.
                    Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired
                    6/27/95, cost $3,777,340) (RES)                                       AAA/P           4,375,000
          3,000,000 San Luis Obispo, COP (Vista Hosp. Sys., Inc.),
                    8 3/8s, 7/1/29                                                        D/P             1,110,000
          8,750,000 Santa Clara Cnty., Fin. Auth. Lease Rev. Bonds
                    (Vmc. Fac. Replacement Project), Ser. A,
                    AMBAC, 6 3/4s, 11/15/20                                               Aaa             9,810,937
          7,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt.), Ser. A, 6 1/2s, 5/15/25                          BBB-            7,218,750
                                                                                                      -------------
                                                                                                         36,733,937

Colorado (3.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CO Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8.3s, 12/1/17                                  BB/P            5,725,000
                    CO Pub. Hwy. Auth. Rev. Bonds
                    (E-470 Pub. Hwy.), Ser. B
         15,500,000 zero %, 9/1/35                                                        Baa3            1,220,625
         16,500,000 zero %, 9/1/34                                                        Baa3            1,402,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000 Ser. A, 8 3/4s, 11/15/23                                              A               3,063,245
          1,060,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 Aaa             1,111,219
          1,775,000 Ser. A, 7 3/4s, 11/15/21                                              A               1,839,113
            465,000 Ser. A, 7 3/4s, 11/15/21, Prerefunded                                 Aaa               485,158
          1,050,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,275,750
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,534,375
          3,225,000 Randolph Cnty., Bldg. Comm. Hosp. Rev. Bonds
                    (Davis Memorial Hosp.), Ser. A, 7.65s, 11/1/21                        AAA/P           3,332,457
                                                                                                      -------------
                                                                                                         21,989,442

Connecticut (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Norwalk Health Care, Inc.), Ser. A, 8.7s, 7/1/22                     AAA/P           4,355,000

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 1/2s, 5/15/33                                                       A1              4,015,000

Florida (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,210,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa1            3,306,300
          5,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            5,475,000
          9,150,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                           Aaa             9,683,810
            560,000 Pinellas Cnty., Hlth. Fac. Auth. Syst. Rev. Bonds
                    (Sun Coast Hosp.), Ser. A, 8 1/2s, 3/1/20                             BB+               566,328
          2,000,000 St. Johns Cnty., FL Healthcare Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            1,980,000
                                                                                                      -------------
                                                                                                         21,011,438

Georgia (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Fulton Cnty., Dev. Auth. Fac. Rev. Bonds
                    (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                Baa3            1,496,250
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
          1,800,000 6.367s, 8/1/10                                                        Aaa             2,011,500
            700,000 6.367s, 8/1/10, Prerefunded                                           Aaa               761,250
                    Savannah, Hosp. Auth. Rev. Bonds
                    (Chandler Hosp.)
          1,900,000 7s, 1/1/23                                                            AAA             2,040,125
          3,180,000 7s, 1/1/11                                                            AAA             3,414,525
                                                                                                      -------------
                                                                                                          9,723,650

Hawaii (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              Ba2             1,021,250

Illinois (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Chicago, G.O. Bonds, FGIC, 5 1/2s, 1/1/40                             Aaa             3,465,000
          5,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A,
                    5 1/8s, 1/1/35                                                        Aaa             4,587,500
          2,500,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        Baa2            2,490,625
          3,000,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            3,315,000
          3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt Obligation),
                    5.65s, 11/15/24                                                       A-              2,912,813
          2,500,000 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                    4/15/19 (In default) (NON)                                            D/P             2,125,000
                                                                                                      -------------
                                                                                                         18,895,938

Indiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            2,112,500
          9,300,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev.
                    Bonds (Federal Express Corp.), 7.1s, 1/15/17                          Baa2            9,834,750
                                                                                                      -------------
                                                                                                         11,947,250

Iowa (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Healthcare Fac. Rev. Bonds
                    (Care Initiatives)
          3,000,000 9 1/4s, 7/1/25                                                        BB/P            3,622,500
          2,075,000 9.15s, 7/1/09                                                         BB/P            2,414,781
                                                                                                      -------------
                                                                                                          6,037,281

Kansas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,400,000 Witchita, Hosp. IFB, Ser. 111-A, MBIA, 9.097s,
                    10/20/17                                                              Aaa             9,051,000

Kentucky (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,785,000 Kenton Cnty., Special Fac. Rev. Bonds
                    (Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/20                        Baa3            8,035,210
          1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 11/1/14                                         Ba3             1,063,750
          2,740,000 Trimble Cnty., Poll. Control Rev. Bonds,
                    Ser. B, 6.55s, 11/1/20                                                A1              2,829,050
                                                                                                      -------------
                                                                                                         11,928,010

Louisiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp.), 8 5/8s,
                    12/1/30                                                               B+/P            2,020,000
         12,500,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A3             13,234,375
          2,750,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             2,832,500
                                                                                                      -------------
                                                                                                         18,086,875

Massachusetts (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,500,000 (Refunding & Impt.), Ser. A, 7 7/8s, 8/15/24                          AAA/P           3,959,375
          3,000,000 (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                     AAA             3,079,380
          1,100,000 (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                               Baa3            1,086,250
          1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14                                   Ba2             1,392,375
          2,000,000 (Beth Israel Hosp.), 7s, 7/1/09                                       Baa3            1,997,500
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          7,645,000 7s, 7/1/40 (acquired 6/3/98, cost $7,739,951) (RES)                   AAA             7,453,875
          2,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             1,977,500
          5,000,000 MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                    Bonds (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                       BB-/P           5,177,500
          2,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (Orchard
                    Cove, Inc.), U.S. Govt. Coll., 9s, 5/1/22                             AAA/P           2,170,160
          3,400,000 MA State Rev. Bonds (Sisters Providence
                    Hlth. Syst.), Ser. A, 6 5/8s, 11/15/22                                Aaa             3,731,500
                                                                                                      -------------
                                                                                                         32,025,415

Michigan (2.6%)
-------------------------------------------------------------------------------------------------------------------
          4,145,000 Detroit, Local Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          4,616,494
          2,000,000 MI State Strategic Fund Res. Recvy. Ltd. Rev.
                    Bonds (Central Wayne Energy Res.),
                    Ser. A, 6.9s, 7/1/19                                                  CCC/P           1,575,000
          2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds
                    (NOMC Obligation Group), Ser. B, 6s, 8/1/18                           BBB-            2,203,875
          6,785,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,554,431
          2,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev.
                    Bonds (Northwest Airlines, Inc.), 6s, 12/1/29                         BB+/P           1,757,500
                                                                                                      -------------
                                                                                                         14,707,300

Minnesota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,845,000 Chaska, Indl. Dev. Rev. Bonds
                    (Lifecore Biomedical, Inc.), 10 1/4s, 9/1/20                          BB/P            1,963,634
          4,670,000 MN State Hsg. Fin. Agcy. Single-Fam. Rev. Bonds,
                    Ser. E, 6.85s, 1/1/24                                                 Aa1             4,798,425
          5,515,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. B, 6 5/8s, 11/1/17                                 Ba1             4,556,769
                                                                                                      -------------
                                                                                                         11,318,828

Mississippi (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            2,081,250

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,057,500

Nebraska (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Gage Cnty. Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 12/1/07                                 Ba3             2,147,500
          2,500,000 Kearney, Indl. Dev. Rev. Bonds
                    (Great Platte River Road), 6 3/4s, 1/1/28                             B-/P            1,209,375
                    NE Investment Fin. Auth. Single-Fam. Mtge. IFB
          1,300,000 GNMA Coll., 9.648s, 9/15/24                                           Aaa             1,434,875
          1,300,000 Ser. B, GNMA Coll., 10.116s, 9/15/23                                  Aaa             1,361,308
          2,150,000 Ser. C, 7.878s, 3/1/20                                                Aaa             2,311,250
                                                                                                      -------------
                                                                                                          8,464,308

Nevada (2.7%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          6,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            6,240,000
          5,000,000 Ser. C, AMBAC, 5.95s, 12/1/38                                         Aaa             5,162,500
          4,000,000 Las Vegas, Monorail Rev. Bond (2nd Tier),
                    AMBAC, 7 3/8s, 1/1/40                                                 BB-/P           3,985,000
                                                                                                      -------------
                                                                                                         15,387,500

New Hampshire (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,565,000 NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck
                    Day Hlth. Syst.), Ser. A, 7s, 10/1/29                                 BB+/P           2,247,581

New Jersey (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba2             5,971,875
          3,000,000 NJ Healthcare Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,007,500
                                                                                                      -------------
                                                                                                          8,979,375

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Farmington, Poll. Control VRDN, Ser. A, 4.4s,
                    5/1/24                                                                A-1+            1,000,000

New York (7.2%)
-------------------------------------------------------------------------------------------------------------------
                    NY City, G.O. Bonds
          7,000,000 Ser. F, 8 1/4s, 11/15/10                                              Aaa             7,296,240
          4,925,000 Ser. D, 8s, 8/1/18                                                    Aaa             5,057,384
         12,000,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    A3             10,710,000
          5,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
                    Bonds, 7.05s, 6/15/17 (acquired 5/21/98,
                    cost $5,296,700) (RES)                                                AAA             5,218,750
          2,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           2,012,500
          5,000,000 Port Auth. NY & NJ 144A Rev. Bonds, Ser. N18,
                    8 3/4s, 12/1/17 (acquired 7/19/00,
                    cost $5,234,450) (RES)                                                Aaa             5,931,250
          5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser. 96, FGIC,
                    6.6s, 10/1/23                                                         Aaa             5,300,000
                                                                                                      -------------
                                                                                                         41,526,124

North Carolina (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Charlotte Special Facilities Rev. Bonds
                    (Douglas Intl. Arpt.-US Airways), 7 3/4s, 2/1/28                      B/P             1,572,000
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,500,000 Ser. D, 6 3/4s, 1/1/26                                                Baa3            1,560,000
          3,000,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            2,835,000
                                                                                                      -------------
                                                                                                          5,967,000

Ohio (4.2%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
         20,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa            21,365,400
          3,000,000 (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa3            2,958,750
                                                                                                      -------------
                                                                                                         24,324,150

Oklahoma (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,900,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  B2              3,283,000
          7,000,000 OK State Ind. Dev. Auth. Rev. Bonds (Hlth.
                    Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                          Aaa             7,105,000
                                                                                                      -------------
                                                                                                         10,388,000

Pennsylvania (7.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special
                    Fac. Rev. Bonds (US Airways), Ser. B,
                    8 1/2s, 3/1/21 (SEG)                                                  B               4,053,200
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-            2,328,750
          4,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           3,898,125
          7,250,000 PA Convention Ctr. Auth. Rev. Bonds,
                    MBIA, 6.7s, 9/1/14                                                    Aaa             7,884,375
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          7,750,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A3              9,009,375
          1,000,000 (Amtral), Ser. A, 6 3/8s, 11/1/41                                     A3                992,500
          1,000,000 PA State Econ. Dev. Fin. Auth. Res. Recvy. Rev.
                    Bonds (Colver Project), Ser. D, 7 1/8s, 12/1/15                       BBB-            1,036,250
                    PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          6,000,000 MBIA, 10.909s, 3/1/20                                                 Aaa             6,787,500
          2,000,000 AMBAC, 8.315s, 3/1/22                                                 Aaa             2,117,500
          4,000,000 Philadelphia, Auth. For Indl. Dev. Special Fac. Rev.
                    Bonds (US Airways), 8 1/8s, 5/1/30                                    B/P             4,160,000
          2,000,000 Philadelphia, Auth. Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia, LLC), 5 1/2s, 1/1/24                              BB/P            1,632,500
          3,354,521 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                    Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                    (In default) (NON)                                                    D/P               322,873
                                                                                                      -------------
                                                                                                         44,222,948

South Carolina (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa2            1,007,500
          5,000,000 SC State Hsg. Fin. & Dev. Auth. Multi-Fam.
                    Mtge. Rev. Bonds, 8 1/2s, 10/1/21                                     BBB-            5,141,000
                    SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B
          1,300,000 6 3/8s, 5/15/30                                                       A1              1,293,500
          3,000,000 6 3/8s, 5/15/28                                                       A1              2,985,000
          4,750,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-            3,687,188
                                                                                                      -------------
                                                                                                         14,114,188

Tennessee (2.3%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    144A Ser. A2, MBIA, FRB, 8.2s, 7/1/21
                    (acquired 2/8/00, cost $5,651,400) (RES)                              Aaa             6,622,500
          4,700,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds (Mountain States Hlth.), Ser. A,
                    7 1/2s, 7/1/33                                                        Baa2            4,700,000
          2,000,000 Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                    (Federal Express), 6 3/4s, 9/1/12                                     Baa2            2,072,500
                                                                                                      -------------
                                                                                                         13,395,000

Texas (11.6%)
-------------------------------------------------------------------------------------------------------------------
         10,100,000 Alliance, Arpt. Auth. Rev. Bonds
                    (Federal Express Corp.), 6 3/8s, 4/1/21                               Baa2           10,188,375
          3,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa3            3,066,000
          3,850,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                    Baptist Hosp.), FSA, 9.24s, 1/1/22                                    Aaa             4,176,172
          9,500,000 Austin, Elec. Util. Syst. Rev. Bonds, FSA,
                    5s, 1/15/30                                                           Aaa             8,787,500
          1,500,000 Bowie Ctny., Ind. Dev. Corp. VRDN
                    (Texarkana Newspapers, Inc.), 4.4s, 11/1/25                           A-1+            1,500,000
          4,655,000 Carrollton, Farmers Branch Indpt. School Dist.
                    G.O. Bonds, PSFG, 5s, 2/15/17                                         Aaa             4,509,531
          3,500,000 Dallas, Special Tax Rev. Bonds, AMBAC,
                    5s, 8/15/25                                                           Aaa             3,307,500
                    Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.)
          3,000,000 7 1/4s, 11/1/30                                                       Baa3            3,116,250
          8,000,000 6 3/8s, 5/1/35                                                        Baa3            7,830,000
          3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds
                    (Memorial Hermann Healthcare),
                    Ser. A, 6 3/8s, 6/1/29                                                A3              2,988,750
         10,000,000 Harris Cnty., Houston Sports Auth. Rev.
                    Bonds, Ser. B, MBIA, 5 1/4s, 6/1/29                                   Aaa             9,450,000
          4,000,000 Houston, Arpt. Syst. Rev. Bonds, Ser. C, FGIC,
                    5s, 7/1/28                                                            Aaa             3,735,000
          2,000,000 Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             2,115,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball
                    Regl. Hosp.), 6s, 7/1/29                                              Baa2            1,687,500
                                                                                                      -------------
                                                                                                         66,457,578

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Tooele Cnty., Harbor & Term Dist. Port Fac.
                    Rev Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                      Baa3            4,393,750

Virginia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,400,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 9.367s, 8/15/23                                                 AAA             5,694,138
          4,400,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            3,718,000
                                                                                                      -------------
                                                                                                          9,412,138

Washington (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             5,318,750

West Virginia (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            Ba2             1,900,000
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $569,453,773)                                                               $ 558,995,534

PREFERRED STOCKS (1.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac Equity Issue Trust 144A Ser. A,
                    6.625% cum. pfd.                                                                  $   4,060,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC
                    144A Ser. A, 6.875% cum. pfd.                                                         4,100,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $8,000,000)                                          $   8,160,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $577,453,773) (b)                                         $ 567,155,534
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $572,314,651.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

  (b) The aggregate identified cost on a tax basis is $577,455,593, resulting in gross unrealized appreciation and depreciation of $19,068,557 and $29,368,616, respectively, or net unrealized depreciation of $10,300,059.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $29,601,375, or 5.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and FRB and VRDN are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

          Health care/hospitals    27.3%
          Transportation           23.7
          Utilities                17.7

      The fund had the following insurance concentration greater than 10% at April 30, 2001 (as a percentage of net assets):

          MBIA                     10.4%

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001 (Unaudited)
                                     Aggregate Face   Expiration   Unrealized
                       Total Value        Value          Date     Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                 $17,568,563     $17,954,911      Jun 01     $(386,348)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $577,453,773) (Note 1)                                        $567,155,534
-------------------------------------------------------------------------------------------
Cash                                                                                573,254
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,253,956
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    9,028,282
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             27,187
-------------------------------------------------------------------------------------------
Total assets                                                                    588,038,213

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,236,326
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,413,793
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        975,175
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           55,775
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,135
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,056
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,302
-------------------------------------------------------------------------------------------
Total liabilities                                                                15,723,562
-------------------------------------------------------------------------------------------
Net assets                                                                     $572,314,651

Represented by
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value: 8,000
shares authorized (1,750 shares issued at $100,000 per share) (Note 4)         $175,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         435,871,643
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,608,530)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (24,263,875)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (10,684,587)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $572,314,651

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                 $175,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      181,510
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $175,181,510
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $397,133,141
-------------------------------------------------------------------------------------------
Net asset value per common share ($397,133,141 divided
by 47,081,973 shares)                                                                 $8.43
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)
Tax exempt interest income:                                                     $19,492,414
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,922,595
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      194,764
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,620
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,124
-------------------------------------------------------------------------------------------
Other                                                                               227,601
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,353,704
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (105,151)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,248,553
-------------------------------------------------------------------------------------------
Net investment income                                                            17,243,861
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,685,811)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     214,487
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               1,787,930
-------------------------------------------------------------------------------------------
Net gain on investments                                                             316,606
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $17,560,467
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 17,243,861     $ 35,114,174
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,471,324)      (1,520,481)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               1,787,930       (6,220,681)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   17,560,467       27,373,012
--------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders
from net investment income (Note 1)                                    (3,533,137)      (7,334,261)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $181,510
and $234,916, respectively)                                            14,027,330       20,038,751
--------------------------------------------------------------------------------------------------
Distributions to common shareholders
from net investment income (Note 1)                                   (14,160,158)     (35,676,173)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                      1,000,792        3,501,328
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   867,964      (12,136,094)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   571,446,687      583,582,781
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $3,608,530 and
$3,159,096, respectively)                                            $572,314,651     $571,446,687
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       46,970,072       46,577,958
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions            111,901          392,114
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             47,081,973       46,970,072
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                              1,750            1,750
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
--------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.44        $8.77        $9.82        $9.92        $9.85       $10.08
--------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------
Net investment income (a)                .37          .75          .80          .79          .84          .86
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)        (.16)        (.96)         .01          .13         (.19)
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .36          .59         (.16)         .80          .97          .67
--------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------
From net
investment income
--------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.07)        (.16)        (.13)        (.14)        (.14)        (.14)
--------------------------------------------------------------------------------------------------------------
To common shareholders                  (.30)        (.76)        (.76)        (.76)        (.76)        (.76)
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.92)        (.89)        (.90)        (.90)        (.90)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                        $8.43        $8.44        $8.77        $9.82        $9.92        $9.85
--------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                        $8.49        $9.63        $9.81       $11.44       $11.75       $10.88
--------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(b)                  (8.72)*       6.84        (7.72)        4.52        16.01        10.26
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $572,315     $571,447     $583,583     $628,904     $630,043     $622,566
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .59*        1.27         1.23         1.22         1.21         1.24
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            3.43*        6.97         7.12         6.57         7.13         7.31
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            11.58*       16.72        12.88        19.97         9.63        78.92
--------------------------------------------------------------------------------------------------------------

    * Not annualized.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment.

  (c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $21,157,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,887,000    October 31, 2002
       321,000    October 31, 2003
    11,188,000    October 31, 2005
     2,895,000    October 31, 2006
     3,629,000    October 31, 2007
     1,237,000    October 31, 2008

F) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, respectively, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was Series A 3.55%, Series B 3.39% and Series C 4.00%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2001, the fund's expenses were reduced by $105,151 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $641 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,114,310 and $67,970,619, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

72168  052  6/01